POWER OF ATTORNEY

Know all by these present, that the

undersigned hereby constitutes and appoints

each of Kevin P. Reilly, Jr., Keith A. Istre,

James R. McIlwain, George Ticknor, and

Michelle Earley, or any of them acting

individually, the undersigned's true and

lawful attorney-in-fact to:

(1) execute for and on behalf of the

undersigned a Form ID application to

be filed with the Securities and Exchange

Commission to obtain EDGAR codes for the

undersigned;

(2) execute for and on behalf of the

undersigned Forms 3, 4, and 5 with

respect to the securities of Lamar

Advertising Company (the "Company") in

accordance with Section 16(a) of the

Securities Exchange Act of 1934 and the

rules thereunder;

(3) do and perform any and all acts for

and on behalf of the undersigned which may

be necessary or desirable to complete and

execute any such Form ID application or

Form 3, 4, or 5, complete and execute any

amendment or amendments thereto, and timely

file such form with the United States

Securities and Exchange Commission and any

stock exchange or similar authority; and

(4) take any other action of any type

whatsoever in connection with the

foregoing which, in the opinion of the

attorney-in-fact, may be of benefit to, in

the best interest of, or legally required

by, the undersigned, it being understood

that the documents executed by such

attorney-in-fact on behalf of the

undersigned pursuant to this Power of

Attorney shall be in such form and shall

contain such terms and conditions as such

attorney-in-fact may approve in such

attorney-in-fact's discretion.

The undersigned hereby grants to each such

attorney-in-fact full power and authority

to do and perform any and every act and

thing whatsover requisite, necessary, or

proper to be done in the exercise of any of

the rights and powers herein granted, as

fully to all intents and purposes as the

undersigned might or could do if personally

present, with full power of substitution or

revocation, hereby ratifying and confirming

all that such attorney-in-fact, or such

attorney-in-fact's substitute or substitutes,

shall lawfully do or cause to be done by

virtue of this power of attorney and the

rights and powers herein granted.  The

undersigned acknowledges that the foregoing

attorneys-in-fact, in serving in such

capacity at the request of the undersigned,

are not assuming, nor is the Company assuming,

any of the undersigned's responsibilities to

comply with Section 16 of the Securities

Exchange Act of 1934, as amended.

This Power of Attorney shall remain in full

force and effect until the undersigned is no

longer required to file Forms 3, 4, and 5 with

respect to the undersigned's holdings of and

transactions in securities issued by the

Company, unless earlier revoked by the

undersigned in a signed writing delivered to

the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has

caused this Power of Attorney to be executed as

of this 28th day of May 2019.

/s/ Elizabeth Thompson